Defined Contribution Plan	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Defined Contribution Plan

14. Defined Contribution Plan

We maintain a defined contribution plan (“401(k) Savings Plan”) for eligible employees. The 401(k) Savings Plan assets are held in trust and invested as directed by the plan participants, and shares of our common stock are not an eligible investment election. We provide a match on a specified portion of eligible employees’ contributions as approved by our board of directors. Historically, we have made matching contributions equal to 50% of the portion of contributions that do not exceed 6% of eligible pay. Our matching contributions, included in General and Administrative expenses, totaled $0.1 million and $0.2 million, in 2013 and 2012, respectively.